SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING LOAN AND SECURITY AGREEMENT AND OMNIBUS RELEASE

THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT AND OMNIBUS RELEASE (this “Amendment”) dated as of May 13, 2019, is by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Borrower” (individually and collectively, “Borrower”).
RECITALS:
WHEREAS, Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment);
WHEREAS, Borrower has requested that DIVERSICARE HILLCREST, LLC, DIVERSICARE LAMPASAS, LLC, DIVERSICARE YORKTOWN, LLC, and DIVERSICARE HUMBLE, LLC (individually and collectively, the “Released Borrower”) be removed as a party to the Loan Agreement and the Financing Agreements to which it is a party and Administrative Agent release all Liens in favor of Administrative Agent, for the benefit of the Lenders, in the assets and property of the Released Borrower and Administrative Agent and the Lenders have agreed to such removal and release, in each case as provided in, and subject to the terms and conditions of, this Agreement;
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment;
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 4 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions therein to read as follows:

“Adjusted EBITDA” means, on a consolidated basis for the applicable Person, the sum of (a) EBITDA (which calculation shall not include or extend to Hospital District (as defined in the Affiliate Revolving Loan Agreement) or any QIPP Funds (as defined in the Affiliate Revolving Loan Agreement)), and (b) the amounts deducted (or less amounts added) in computing EBITDA for the period for (i) the non-cash provision (benefit) for self-insured professional and general liability expenses, (ii) non-cash rent expense, (iii) non-cash stock based compensation expense, (iv) non-cash debt retirement, and (v) all other non-cash expenses reasonably approved by the Administrative Agent, less (c) the Cash Cost of Self-Insured Professional and General Liability.
“Fixed Charge Coverage Ratio” means, on any date of determination, the ratio of (a) Adjusted EBITDAR (QIPP Funds) for the period of 12 consecutive months then ended, to (b) Fixed Charges, all as determined for the Parent, the Borrower and the Affiliate Revolving Borrowers on a consolidated basis, all as determined in accordance with GAAP, consistently applied.
“Maximum Revolving Facility” means an amount equal to Forty Million Two Hundred Fifty Thousand and No/100 Dollars ($40,250,000.00).
(b)    Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order:
“Adjusted EBITDA (QIPP Funds)” means, on a consolidated basis for the applicable Person, the sum of (a) EBITDA (which calculation, for the avoidance of doubt, shall not include or extend to Hospital District (as defined in the Affiliate Revolving Loan Agreement), but shall include Affiliate Revolving Borrower’s and any Borrower’s portion of QIPP Funds (as defined in the Affiliate Revolving Loan Agreement), as applicable), and (b) the amounts deducted (or less amounts added) in computing EBITDA for the period for (i) the non-cash provision (benefit) for self-insured professional and general liability expenses, (ii) non-cash rent expense, (iii) non-cash stock based compensation expense, (iv) non-cash debt retirement, and (v) all other non-cash expenses reasonably approved by the Administrative Agent, less (c) the Cash Cost of Self-Insured Professional and General Liability.
“Adjusted EBITDAR (QIPP Funds)” means (a) Adjusted EBITDA (QIPP Funds) plus (b) cash rent expense (rent expense adjusted to remove effects of non-cash rent).
“Affiliate Revolving Borrowers” means each of the “Borrowers” party to the Affiliate Revolving Loan Agreement as a “Borrower” from time to time.
“Affiliate Revolving Loan” means, collectively, those certain revolving loans made by the Lenders to the Affiliate Revolving Borrowers from time to time pursuant to the Affiliate Revolving Loan Agreement.
“Affiliate Revolving Loan Agreement” means that certain Revolving Loan and Security Agreement dated as of May 13, 2019 by and among DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, in its capacity as borrowing agent for the Affiliate Revolving Borrowers, the Affiliate Revolving Borrowers, the Lenders and the Administrative Agent, as the same may be restated, modified, supplemented or amended from time to time.
“Affiliate Revolving Loan Financing Agreement” means each “Financing Agreement” as defined in the Affiliate Revolving Loan Agreement, as any of the same may be restated, modified, supplemented or amended from time to time.
“Affiliate Revolving Loan Liabilities” means the “Liabilities” as defined in the Affiliate Revolving Loan Agreement.
(c)    The first sentence of Section 6.6 is hereby amended and restated to read as follows: “All Liabilities of the Borrowers under this Agreement and each of the Financing Agreements, and all of the Affiliate Term Loan Liabilities under the Term Loan Agreement and each of the Affiliate Term Loan Financing Agreements, are cross-collateralized and (y) all Liabilities of the Borrowers under this Agreement and each of the Financing Agreements, all of the Affiliate Term Loan Liabilities under the Term Loan Agreement and each of the Affiliate Term Loan Financing Agreements and all of the Affiliate Revolving Loan Liabilities under the Affiliate Revolving Loan Agreement and each of the Affiliate Revolving Loan Financing Agreements are cross-defaulted.”
(d)    Section 7.28 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
7.28    Consideration. Each Borrower (including the Affiliated Term Borrowers and Affiliate Revolving Borrowers) is a direct or indirect subsidiary of Parent, and are Affiliates of each other. The Affiliates of the Borrower will derive substantial direct and indirect benefit (financial and otherwise) from funds made available to the Borrower pursuant to this Agreement, and it is and will be to such Affiliates’ advantage to assist the Borrower in procuring such funds from the Lenders. Each of the Borrower’s Affiliates desires to induce the Lender to enter into this Agreement with the Borrower. Each Borrower will derive substantial direct and indirect benefit (financial and otherwise) from funds made available to Affiliated Term Borrowers pursuant to the Term Loan Agreement (including without limitation any “Acquisition Loan” made thereunder) and Affiliate Revolving Borrowers pursuant to the Affiliate Revolving Loan Agreement, and it is and will be to Borrower’s, Affiliated Term Borrower’s and Affiliate Revolving Borrower’s advantage to assist each other in procuring such funds from Lenders.
(e)    Section 9.3 is hereby amended to add “or Affiliate Revolving Loan Borrower” immediately after “Affiliated Term Loan Borrower”.
(f)    Section 9.12 (a) is hereby amended to add “and Affiliate Revolving Borrowers,” immediately after “The Parent and Borrowers,”. Section 9.12 (b) is hereby amended to add “and Affiliate Revolving Borrowers,” immediately after “The Parent and Borrowers,”.
(g)    Section 11.1(dd) is hereby amended and restated in its entirety to read as follows:
(dd)    an “Event of Default” shall occur under or pursuant to the Term Loan Agreement, any Affiliate Term Loan Financing Agreement, the Affiliate Revolving Loan Agreement or any Affiliate Revolving Loan Financing Agreement.
(h)    Section 12.21(b) is hereby amended to amend and restate the last sentence therein to read as follows: “Each Borrower has determined that it is in its best interest to procure the Loan with the credit support of the other Borrowers as contemplated by this Agreement and the other Financing Agreements as well as permit the cross-collateralization with the Affiliate Revolving Loan Liabilities, Revolving Loan Agreement and Affiliate Revolving Loan Financing Agreements and cross-default with the Affiliate Revolving Loan Liabilities, Revolving Loan Agreement and Affiliate Revolving Loan Financing Agreements and Affiliate Term Loan Liabilities, Term Loan Agreement and Affiliate Term Loan Financing Agreements as contemplated hereunder.”
(i)    Annex A (Lenders, Pro Rata Shares/Dollar Allocations, and Notice Information) to the Loan Agreement shall be amended and restated and replaced with Annex A attached hereto.
2.    Release. Subject to the terms and conditions contained herein and notwithstanding anything contained in the Financing Agreements to the contrary:
(a)    From and after the date hereof, (i) each Released Borrower is released as a Borrower under the Loan Agreement and Subsidiary under the applicable Pledge Agreement and all references to “Borrower” in the Loan Agreement or any of the Financing Agreements to which it is a party or “Subsidiary” under the applicable Pledge Agreement are amended to remove such Released Borrower from therewith, and (ii) all Liens in favor of Administrative Agent, for the benefit of the Lenders, on the assets and property of each Released Borrower are released.
(b)    All obligations of the Released Borrower (other than contingent indemnification obligations), in its capacity as a Borrower, created by the Financing Agreements, or in its capacity as a Subsidiary, created under the applicable Pledge Agreement, are hereby released without any further action by any party hereto.
3.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith).
4.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
5.    Conditions Precedent to Effectiveness of this Amendment. The amendments contained in Section 1 and the release contained in Section 2 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 4 hereof, which are made as of the date hereof, are true and correct;
(b)    Administrative Agent shall have received a duly executed signature pages to this Amendment from Borrower and Lenders;
(c)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(d)    Administrative Agent shall have received a duly executed Reaffirmation of Pledge Agreements in the form attached hereto;
(e)    Administrative Agent shall have received a duly executed amendment to the Omega Intercreditor Agreement;
(f)    Administrative Agent shall have received the amount of reasonable fees and out-of-pocket costs and expenses of counsel to Administrative Agent in connection with the Amendment pursuant to Section 8 hereof and otherwise due and owing pursuant to the Loan Agreement; and
(g)    Administrative Agent shall have received such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents that Administrative Agent may reasonably require, if any.
6.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith); or (y) to prejudice any right or remedy which Administrative Agent or the Lenders may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
7.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the amendment in Section 1 and the release in Section 2 hereof would not have been agreed to by Administrative Agent and Lenders).
8.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
9.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
10.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
11.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
13.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith.
14.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
15.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Seventh Amendment to Third Amended and Restated Revolving Loan and Security Agreement and Omnibus Release as of the day and year first above written.

BORROWER:

ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.
DIVERSICARE TEXAS I, LLC
DIVERSICARE HOLDING COMPANY, LLC
DIVERSICARE KANSAS, LLC
DIVERSICARE LEASING COMPANY II, LLC
DIVERSICARE PROPERTY CO., LLC

By:	/s/Kerry D. Massey
Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE CLINTON, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF HUTCHINSON, LLC DIVERSICARE OF LARNED, LLC
BY:	DIVERSICARE KANSAS, LLC its sole member

	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer
DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC
DIVERSICARE OF BIG SPRINGS, LLC
DIVERSICARE OF NICHOLASVILLE, LLC
DIVERSICARE OF AVON, LLC
DIVERSICARE OF RIVERSIDE, LLC
DIVERSICARE OF CHATEAU, LLC
DIVERSICARE OF ST. JOSEPH, LLC
DIVERSICARE OF GREENVILLE, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC
DIVERSICARE SELMA PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC
DIVERSICARE OF SELMA, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF ARAB, LLC
DIVERSICARE OF BOAZ, LLC
DIVERSICARE OF FOLEY, LLC
DIVERSICARE OF HUEYTOWN, LLC
DIVERSICARE OF LANETT, LLC
DIVERSICARE OF BESSEMER, LLC
DIVERSICARE OF MONTGOMERY, LLC
DIVERSICARE OF ONEONTA, LLC
DIVERSICARE OF OXFORD, LLC
DIVERSICARE OF PELL CITY, LLC
DIVERSICARE OF RIVERCHASE, LLC
DIVERSICARE OF WINFIELD, LLC
DIVERSICARE OF AMORY, LLC
DIVERSICARE OF BATESVILLE, LLC
DIVERSICARE OF BROOKHAVEN, LLC
DIVERSICARE OF CARTHAGE, LLC
DIVERSICARE OF EUPORA, LLC
DIVERSICARE OF MERIDIAN, LLC
DIVERSICARE OF RIPLEY, LLC
DIVERSICARE OF SOUTHAVEN, LLC
DIVERSICARE OF TUPELO, LLC
DIVERSICARE OF TYLERTOWN, LLC

By:	DIVERSICARE LEASING COMPANY III, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

RELEASED BORROWER:

DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE YORKTOWN, LLC

By:	DIVERSICARE LEASING CORP., its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE HUMBLE, LLC

By: DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC. By: /s/James R. McKnight, Jr. Name: James R. McKnight, Jr. Its: President and Chief Executive Officer

ADMINISTRATIVE AGENT:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company, in its capacity as administrative agent

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: /s/Jon M. Doll_______________________
Name:	Jon M. Doll
Its:	Vice President

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: /s/Ky Chaffin_______________________
Name:	Ky Chaffin
Its:	Senior Vice President

LENDER: CIT BANK, N.A.
By: /s/Richard Reynoso___________________
Name:	Richard Reynoso
Its:	Vice President

LENDER: OPUS BANK, a California commercial bank
By: /s/Sangjin Na
Name:	Sangjin Na
Its:	Vice President

LENDER: FRANKLIN SYNERGY BANK
By: /s/Lisa Fletcher
Name:	Lisa Fletcher
Its:	Senior Vice President

ANNEX A
(LENDERS, PRO RATA SHARES/DOLLAR ALLOCATIONS, AND NOTICE INFORMATION)

Lender	Contact Information	Pro Rata Shares

CIBC Bank USA	120 South LaSalle Street Chicago, IL 60603 Attn.: Adam D. Panos Managing Director Tel.: (312) 564-1278 Fax: 312-800-9733 Dollar Allocation: $14,828,947.36	36.84210527%
CIT Bank, N.A.	11 West 42nd Street New York, NY 10036 Attn.: Edward Shuster Director Tel.: (212) 771-9303 Dollar Allocation: $8,473,684.21	21.05263158%
Bankers Trust Company	453 7th Street Des Moines, IA 50304-0897 Attn.: Jon M. Doll Vice President Tel.: (515) 245-2837 Fax: (515) 245-5216 Dollar Allocation: $6,355,263.16	15.78947368%
BOKF, NA d/b/a Bank of Oklahoma	One Williams Center, Suite 8NE Tulsa, OK 74172 Attn.: Ky Chaffin Senior Vice President Tel.: (918) 588-6866 Fax: (918) 280-3368 Dollar Allocation: $2,118,421.05	5.26315789%
Opus Bank	2101 Rosecrans Ave. Suite 4300 El Segundo, CA 90245 Attn.: Sangjin Na, VP, Portfolio Manager, Healthcare Banking Tel.: (310) 481-6214 Fax: (949) 250-9988, Attn: Kathy Brennan Dollar Allocation: $4,236,842.11	10.52631579%
Franklin Synergy Bank	722 Columbia Ave. Franklin, TN 37064 Chicago, IL 60606 Attn.: Lisa Fletcher Senior Vice President Tel.: (615) 564-6374 Fax: (312) 564-7375 Dollar Allocation: $4,236,842.11	10.52631579%

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of May 13, 2019
The undersigned (“Guarantor”) hereby: (i) confirms and agrees with CIBC BANK USA, formerly known as CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016, as amended prior to the date hereof and as further amended by the foregoing Seventh Amendment to Third Amended and Restated Revolving Loan and Security Agreement and Omnibus Release (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

DIVERSICARE HEALTHCARE SERVICES, INC.

By:/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:    President and Chief Executive     Officer

REAFFIRMATION OF PLEDGE AGREEMENTS

Dated as of May 13, 2019
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, respectively and as applicable hereby (a) confirms and agrees with CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”), that (i) Second Amended and Restated Pledge Agreement by and between Diversicare Management Services Co. and Administrative Agent dated as of February 26, 2016, (ii) Second Amended and Restated Pledge Agreement by and between Advocat Finance, Inc. and Administrative Agent dated as of February 26, 2016, (iii) Second Amended and Restated Pledge Agreement by and between Diversicare Leasing Corp. and Administrative Agent dated as of February 26, 2016, (iv) Second Amended and Restated Pledge Agreement by and between Senior Care Florida Leasing Corp. and Administrative Agent dated as of February 26, 2016, (v) Amended and Restated Pledge Agreement by and between Diversicare Leasing Company II, LLC and Administrative Agent dated as of February 26, 2016, (vi) Amended and Restated Pledge Agreement by and between Diversicare Kansas, LLC and Administrative Agent dated as of February 26, 2016, (vii) Second Amended and Restated Pledge Agreement by and between Diversicare Healthcare Services, Inc. (f/k/a Advocat Inc.) and Administrative Agent dated as of February 26, 2016, (viii) Pledge Agreement by and between Diversicare Leasing Company III, LLC and Administrative Agent dated as of October 1, 2016 and effective as of October 3, 2016, (ix) Amended and Restated Pledge Agreement by and between Diversicare Property Co., LLC and Administrative Agent dated as of February 26, 2016 and (x) Amended and Restated Pledge Agreement by and between Diversicare Holding Company, LLC and Administrative Agent dated as of February 26, 2016 (the foregoing, as the same may be amended, restated, supplemented or otherwise modified from time to time, individually, “Pledge Agreement” and, collectively, “Pledge Agreements”), each remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 by and among Diversicare Management Services Co., a Tennessee corporation, and those certain affiliates of Diversicare Management Services Co. that are signatories thereto as borrowers, Administrative Agent and the Lenders, as the same has been amended prior to the date hereof and as amended by the foregoing Seventh Amendment to Third Amended and Restated Revolving Loan and Security Agreement and Omnibus Release dated of even date herewith (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment, and all of the undersigned’s respective liabilities and obligations under and pursuant to the respective Pledge Agreement, as modified by the Amendment (if and as applicable), are and shall be valid and enforceable and shall not be impaired or limited in any way by the execution, delivery or effectiveness of the Amendment; (b) represents and warrants to Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that each of the undersigned’s representations and warranties contained in the Pledge Agreement are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date, each of the undersigned has the full right, authority and power to enter into this Reaffirmation and this Reaffirmation constitutes the legal, valid and binding obligation of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity; (c) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Pledge Agreement; and (d) agrees that neither such ratification and confirmation, nor the solicitation of such ratification and confirmation by Administrative Agent and Lenders, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Pledge Agreements. Each of the undersigned acknowledges and agrees that it has received and reviewed a fully-executed copy of the Amendment and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. Illinois law shall govern the construction, interpretation and enforcement of this instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Reaffirmation of Pledge Agreements on and as of the date above.
DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

ADVOCAT FINANCE INC., a Delaware corporation

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

By: Diversicare Leasing Corp., its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY II, LLC, a Delaware limited liability company

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE KANSAS, LLC, a Delaware limited liability company

By:    DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC,
a Delaware limited liability company

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE HEALTHCARE SERVICES, INC., a Delaware corporation

By: /s/James R. McKnight, Jr._____________
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE PROPERTY CO., LLC,
a Delaware limited liability company

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE HOLDING COMPANY, LLC, a Delaware limited liability company

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

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